UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 7, 2021

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 Hidden Ridge
Irving, Texas 75038
(Address of principal executive offices and zip code)
(972) 444-9001
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	PXD	New York Stock Exchange

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.         ☐

Item 8.01    Other Events

On January 12, 2021, Pioneer Natural Resources Company ("the "Company") announced completion of the acquisition of Parsley Energy, Inc. ("Parsley"), a Delaware corporation that previously traded on the NYSE under the symbol "PE", (the "Parsley Acquisition"). On the closing date of the Parsley Acquisition, Parsley merged into a newly formed wholly-owned subsidiary of the Company.

As exhibits 99.1 and 99.2 hereto, the Company is filing the audited consolidated financial statements of Parsley and its subsidiaries as of and for the year ended December 31, 2020 and the unaudited pro forma combined financial information of the Company giving effect to the Parsley Acquisition as of and for the year ended December 31, 2020. The pro forma financial information gives effect to certain pro forma events related to the Parsley Acquisition and related transactions, and has been presented for informational purposes only. It does not purport to present the actual or project the future financial position or operating results of the Company following the Parsley Acquisition.

The purpose of this Current Report on Form 8-K is to, among other things, file the audited financial statements and pro forma financial information set forth in Item 9.01 below, and to allow such financial information to be incorporated by reference into the Company's Registration Statement on Form S-3 (File No. 333-241031).
Item 9.01    Financial Statements and Exhibits

(a)
Financial Statements of Businesses Acquired
The audited consolidated financial statements of Parsley and it's subsidiaries as of and for the year ended December 31, 2020 are attached to Exhibit 99.1 and incorporated herein by reference.

(b)
Pro Forma Financial Information
The unaudited pro forma combined financial information of the Company giving effect to the Parsley Acquisition as of and for the year ended December 31, 2020 are attached as Exhibit 99.2 and incorporated herein by reference.

(c)	Exhibits The following exhibits are filed herewith:

Exhibit Number	Description
23.1	Consent of KPMG, LLP, independent auditors of Parsley
99.1	Audited consolidated financial statements of Parsley Energy, Inc. and its subsidiaries, as of and for the year ended December 31, 2020.
99.2	Unaudited pro forma combined financial information of the Company as of and for the year ended December 31, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Margaret M. Montemayor
Margaret M. Montemayor
Vice President and Chief Accounting Officer

Date:	May 7, 2021